THE
PENN
DISTRICT

VORNADO
REALTY TRUST

SUPPLEMENTAL OPERATING AND FINANCIAL DATA
For the Quarter Ended
March 31, 2024

Certain statements contained herein constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not guarantees of future performance. They represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Our future results, financial condition and business may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as "approximates," "believes," "expects," "anticipates," "estimates," "intends," "plans," "would," "may" or other similar expressions in this supplemental package. We also note the following forward-looking statements: in the case of our development and redevelopment projects, the estimated completion date, estimated project cost, projected incremental cash yield, stabilization date and cost to complete; estimates of future capital expenditures, dividends to common and preferred shareholders and operating partnership distributions. Many of the factors that will determine the outcome of these and our other forward-looking statements are beyond our ability to control or predict. Currently, some of the factors are the increased interest rates and effects of inflation on our business, financial condition, results of operations, cash flows, operating performance and the effect that these factors have had and may continue to have on our tenants, the global, national, regional and local economies and financial markets and the real estate market in general. For further discussion of factors that could materially affect the outcome of our forward-looking statements, see "Item 1A. Risk Factors" in Part I of our Annual Report on Form 10-K for the year ended December 31, 2023. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date of this supplemental package. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances occurring after the date of this supplemental package. This supplemental package includes certain non-GAAP financial measures, which are accompanied by what Vornado Realty Trust and subsidiaries (the "Company") considers the most directly comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the United States of America ("GAAP"). These include Funds From Operations ("FFO"), Funds Available for Distribution ("FAD"), Net Operating Income ("NOI") and Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate ("EBITDAre"). Quantitative reconciliations of the differences between the most directly comparable GAAP financial measures and the non-GAAP financial measures presented are provided within this supplemental package. Definitions of these non-GAAP financial measures and statements of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company's financial condition and results of operations, and, if applicable, the purposes for which management uses the measures, can be found in the Definitions section of this supplemental package on page i in the Appendix.
This supplemental package should be read in conjunction with the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2024 and the Company’s Supplemental Fixed Income Data package for the quarter ended March 31, 2024, both of which can be accessed at the Company’s website www.vno.com.

BUSINESS DEVELOPMENTS
Financing Activity
280 Park Avenue
On April 4, 2024, a joint venture, in which we have a 50% interest, amended and extended the $1,075,000,000 mortgage loan on 280 Park Avenue. The maturity date on the amended loan was extended to September 2026, with options to fully extend to September 2028, subject to certain conditions. The interest rate on the amended loan remains at SOFR plus 1.78%. Additionally, on April 4, 2024, the joint venture amended and extended the $125,000,000 mezzanine loan, and subsequently repaid the loan for $62,500,000.
435 Seventh Avenue
On April 9, 2024, we completed a $75,000,000 refinancing of 435 Seventh Avenue, of which $37,500,000 is recourse to the Operating Partnership. The interest-only loan bears a rate of SOFR plus 2.10% and matures in April 2028. The interest rate on the loan was swapped to a fixed rate of 6.96% through April 2026. The loan replaces the previous $95,696,000 fully recourse loan, which bore interest at SOFR plus 1.41%.
Unsecured Revolving Credit Facility
On May 3, 2024, we extended one of our two unsecured revolving credit facilities to April 2029 (as fully extended). The new $915,000,000 facility replaces the existing $1.25 billion facility that was due to mature in April 2026. The new facility currently bears interest at a rate of SOFR plus 1.20% with a facility fee of 25 basis points. Our $1.25 billion revolving credit facility matures in December 2027 (as fully extended) and has an interest rate of SOFR plus 1.14% and a facility fee of 25 basis points.
Interest Rate Swap and Cap Arrangements
We entered into the following interest rate swap and cap arrangements during the three months ended March 31, 2024. See page 23 for further information on our interest rate swap and cap arrangements:

(Amounts in thousands)	Notional Amount (at share)	All-In Swapped Rate	Expiration Date	Variable Rate Spread
Interest rate swaps:
PENN 11(1)	$250,000	6.21%	10/25	S+206

		Index Strike Rate
Interest rate caps:
61 Ninth Avenue (45.1% interest)	$75,543	4.39%	01/26	S+146
____________________
(1)Together with the existing $250,000 swap arrangement on the $500,000 PENN 11 mortgage loan, the loan will bear interest at an all-in swapped rate of 6.28% through October 2025.
Dispositions
On April 12, 2024, we closed on the sale of two condominium units at 220 Central Park South (“220 CPS”) for net proceeds of $31,605,000; four units remain unsold.
Alexander’s
On May 3, 2024, Alexander’s, Inc. (“Alexander’s”), in which we own a 32.4% common equity interest, and Bloomberg L.P. reached an agreement to extend the leases covering approximately 947,000 square feet at 731 Lexington Avenue that were scheduled to expire in February 2029 for a term of eleven years to February 2040.

FINANCIAL HIGHLIGHTS (unaudited)
(Amounts in thousands, except per share amounts)
	For the Three Months Ended
	March 31,			December 31, 2023
	2024		2023
Total revenues	$436,375		$445,923	$441,886

Net (loss) income attributable to common shareholders	$(9,034)		$5,168	$(61,013)
Per common share:
Basic	$(0.05)		$0.03	$(0.32)
Diluted	$(0.05)		$0.03	$(0.32)

FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP)	$108,847		$116,288	$123,751
Per diluted share (non-GAAP)	$0.55		$0.60	$0.63

FFO attributable to common shareholders plus assumed conversions (non-GAAP)	$104,129		$119,083	$121,105
FFO - Operating Partnership ("OP") basis (non-GAAP)	$113,485		$128,229	$131,871
Per diluted share (non-GAAP)	$0.53		$0.61	$0.62

Dividends per common share	$—	(1)	$0.375	$0.30

FFO payout ratio (based on FFO attributable to common shareholders plus assumed conversions, as adjusted)	N/A	(1)	62.5%	47.6%
FAD payout ratio	N/A	(1)	85.2%	75.0%

Weighted average VNO common shares outstanding	190,429		191,874	190,364
Redeemable Class A units and LTIP Unit awards	17,174		14,789	16,976
Weighted average VRLP Class A units outstanding	207,603		206,663	207,340
Dilutive share based payment awards	4,204		71	2,857
Redeemable preferred units - common share equivalents	1,875		2,470	2,104
Weighted average VRLP Class A units outstanding - diluted	213,682		209,204	212,301
________________________________
(1)We anticipate that we will pay a common share dividend for 2024 in the fourth quarter, subject to approval by our Board of Trustees.

Please refer to the Appendix for reconciliations of GAAP to non-GAAP measures.

FFO, AS ADJUSTED BRIDGE - Q1 2024 VS. Q1 2023 (unaudited)

(Amounts in millions, except per share amounts)	FFO, as Adjusted
	Amount	Per Share
FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP) for the three months March 31, 2023	$116.3	$0.60

(Decrease) increase in FFO, as adjusted due to:
Lease expirations, rent commencement, and other tenant related items	(4.5)
Change in interest expense, net of interest income	(3.9)
Reduced general and administrative expense (primarily stock compensation)	3.6
Other, net	(1.9)
	(6.7)
Noncontrolling interests' share of above items and impact of assumed conversions of convertible securities	(0.8)
Net decrease	(7.5)	(0.05)

FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP) for the three months ended March 31, 2024	$108.8	$0.55

Please refer to the Appendix for reconciliations of GAAP to non-GAAP measures.

CONSOLIDATED BALANCE SHEETS (unaudited)
(Amounts in thousands)
	As of		Increase (Decrease)
	March 31, 2024	December 31, 2023
ASSETS
Real estate, at cost:
Land	$2,436,221	$2,436,221	$—
Buildings and improvements	10,017,573	9,952,954	64,619
Development costs and construction in progress	1,322,810	1,281,076	41,734
Leasehold improvements and equipment	131,762	130,953	809
Total	13,908,366	13,801,204	107,162
Less accumulated depreciation and amortization	(3,837,679)	(3,752,827)	(84,852)
Real estate, net	10,070,687	10,048,377	22,310
Right-of-use assets	678,951	680,044	(1,093)
Cash, cash equivalents, and restricted cash
Cash and cash equivalents	892,652	997,002	(104,350)
Restricted cash	256,268	264,582	(8,314)
Total	1,148,920	1,261,584	(112,664)
Tenant and other receivables	76,627	69,543	7,084
Investments in partially owned entities	2,599,134	2,610,558	(11,424)
220 CPS condominium units ready for sale	36,578	35,941	637
Receivable arising from the straight-lining of rents	706,280	701,666	4,614
Deferred leasing costs, net	355,790	355,010	780
Identified intangible assets, net	124,887	127,082	(2,195)
Other assets	409,311	297,860	111,451
Total assets	$16,207,165	$16,187,665	$19,500
LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Liabilities:
Mortgages payable, net	$5,690,639	$5,688,020	$2,619
Senior unsecured notes, net	1,194,383	1,193,873	510
Unsecured term loan, net	794,906	794,559	347
Unsecured revolving credit facilities	575,000	575,000	—
Lease liabilities	737,500	732,859	4,641
Accounts payable and accrued expenses	388,988	411,044	(22,056)
Deferred revenue	30,877	32,199	(1,322)
Deferred compensation plan	108,919	105,245	3,674
Other liabilities	308,643	311,132	(2,489)
Total liabilities	9,829,855	9,843,931	(14,076)
Redeemable noncontrolling interests	643,142	638,448	4,694
Shareholders' equity	5,539,087	5,509,064	30,023
Noncontrolling interests in consolidated subsidiaries	195,081	196,222	(1,141)
Total liabilities, redeemable noncontrolling interests and equity	$16,207,165	$16,187,665	$19,500

CONSOLIDATED NET (LOSS) INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS (unaudited)
(Amounts in thousands)
	For the Three Months Ended
	March 31,			December 31, 2023
	2024	2023	Variance
Property rentals(1)	$337,376	$343,152	$(5,776)	$340,539
Tenant expense reimbursements(1)	46,638	56,095	(9,457)	45,730
Amortization of acquired below-market leases, net	693	1,367	(674)	1,185
Straight-lining of rents	4,571	(3,821)	8,392	4,038
Total rental revenues	389,278	396,793	(7,515)	391,492
Fee and other income:
Building Maintenance Services ("BMS") cleaning fees	35,780	35,328	452	36,035
Management and leasing fees	2,611	3,049	(438)	3,070
Other income	8,706	10,753	(2,047)	11,289
Total revenues	436,375	445,923	(9,548)	441,886
Operating expenses	(226,224)	(228,773)	2,549	(219,925)
Depreciation and amortization	(108,659)	(106,565)	(2,094)	(110,197)
General and administrative	(37,897)	(41,595)	3,698	(46,040)
Expense from deferred compensation plan liability	(4,520)	(3,728)	(792)	(4,621)
Transaction related costs, impairment losses and other	(653)	(658)	5	(49,190)
Total expenses	(377,953)	(381,319)	3,366	(429,973)
Income (loss) from partially owned entities	16,279	16,666	(387)	(33,518)
Interest and other investment income, net	11,724	9,584	2,140	5,833
Income from deferred compensation plan assets	4,520	3,728	792	4,621
Interest and debt expense	(90,478)	(86,237)	(4,241)	(87,695)
Net gains on disposition of wholly owned and partially owned assets	—	7,520	(7,520)	6,607
Income (loss) before income taxes	467	15,865	(15,398)	(92,239)
Income tax expense	(6,740)	(4,667)	(2,073)	(8,374)
Net (loss) income	(6,273)	11,198	(17,471)	(100,613)
Less net loss (income) attributable to noncontrolling interests in:
Consolidated subsidiaries	11,982	9,928	2,054	49,717
Operating Partnership	786	(429)	1,215	5,412
Net income (loss) attributable to Vornado	6,495	20,697	(14,202)	(45,484)
Preferred share dividends	(15,529)	(15,529)	—	(15,529)
Net (loss) income attributable to common shareholders	$(9,034)	$5,168	$(14,202)	$(61,013)

Capitalized expenditures:
Development payroll	$2,499	$2,849	$(350)	$2,416
Interest and debt expense	12,564	8,857	3,707	13,051
________________________________
(1)"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.

NET (LOSS) INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS BY SEGMENT (unaudited)
(Amounts in thousands)

	For the Three Months Ended March 31, 2024
	Total	New York	Other
Property rentals(1)	$337,376	$269,362	$68,014
Tenant expense reimbursements(1)	46,638	36,856	9,782
Amortization of acquired below-market leases, net	693	524	169
Straight-lining of rents	4,571	4,993	(422)
Total rental revenues	389,278	311,735	77,543
Fee and other income:
BMS cleaning fees	35,780	38,640	(2,860)
Management and leasing fees	2,611	2,712	(101)
Other income	8,706	5,147	3,559
Total revenues	436,375	358,234	78,141
Operating expenses	(226,224)	(188,278)	(37,946)
Depreciation and amortization	(108,659)	(85,599)	(23,060)
General and administrative	(37,897)	(13,208)	(24,689)
Expense from deferred compensation plan liability	(4,520)	—	(4,520)
Transaction related costs and other	(653)	—	(653)
Total expenses	(377,953)	(287,085)	(90,868)
Income from partially owned entities	16,279	15,231	1,048
Interest and other investment income, net	11,724	4,006	7,718
Income from deferred compensation plan assets	4,520	—	4,520
Interest and debt expense	(90,478)	(38,087)	(52,391)
Income (loss) before income taxes	467	52,299	(51,832)
Income tax expense	(6,740)	(1,464)	(5,276)
Net (loss) income	(6,273)	50,835	(57,108)
Less net loss attributable to noncontrolling interests in consolidated subsidiaries	11,982	9,082	2,900
Net income (loss) attributable to Vornado Realty L.P.	5,709	$59,917	$(54,208)
Less net loss attributable to noncontrolling interests in the Operating Partnership	815
Preferred unit distributions	(15,558)
Net loss attributable to common shareholders	$(9,034)
For the three months ended March 31, 2023
Net income (loss) attributable to Vornado Realty L.P.	$21,126	$63,245	$(42,119)
Net income attributable to common shareholders	$5,168
________________________________
(1)"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.

NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS BY SEGMENT (NON-GAAP) (unaudited)
(Amounts in thousands)

	For the Three Months Ended March 31, 2024
	Total	New York	Other
Total revenues	$436,375	$358,234	$78,141
Operating expenses	(226,224)	(188,278)	(37,946)
NOI - consolidated	210,151	169,956	40,195
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(11,396)	(4,536)	(6,860)
Add: Our share of NOI from partially owned entities	70,369	67,709	2,660
NOI at share	269,124	233,129	35,995
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	(1,511)	(2,335)	824
NOI at share - cash basis	$267,613	$230,794	$36,819

	For the Three Months Ended March 31, 2023
	Total	New York	Other
Total revenues	$445,923	$363,814	$82,109
Operating expenses	(228,773)	(188,321)	(40,452)
NOI - consolidated	217,150	175,493	41,657
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(11,764)	(4,823)	(6,941)
Add: Our share of NOI from partially owned entities	68,097	65,324	2,773
NOI at share	273,483	235,994	37,489
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	5,052	5,033	19
NOI at share - cash basis	$278,535	$241,027	$37,508

	For the Three Months Ended December 31, 2023
	Total	New York	Other
Total revenues	$441,886	$361,105	$80,781
Operating expenses	(219,925)	(182,600)	(37,325)
NOI - consolidated	221,961	178,505	43,456
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(9,684)	(3,323)	(6,361)
Add: Our share of NOI from partially owned entities	74,819	72,393	2,426
NOI at share	287,096	247,575	39,521
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	121	(1,146)	1,267
NOI at share - cash basis	$287,217	$246,429	$40,788
________________________________
See Appendix page vi for details of NOI at share components.

NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS BY SEGMENT AND SUBSEGMENT (NON-GAAP) (unaudited)
(Amounts in thousands)

	For the Three Months Ended
	March 31,		December 31, 2023
	2024	2023
NOI at share:
New York:
Office(1)	$167,988	$174,270	$182,769
Retail	47,466	47,196	47,378
Residential	5,968	5,458	5,415
Alexander’s	11,707	9,070	12,013
Total New York	233,129	235,994	247,575
Other:
THE MART	14,486	15,409	14,516
555 California Street	16,529	16,929	18,125
Other investments	4,980	5,151	6,880
Total Other	35,995	37,489	39,521
NOI at share	$269,124	$273,483	$287,096

NOI at share - cash basis:
New York:
Office(1)	$166,370	$182,081	$183,742
Retail	43,873	44,034	46,491
Residential	5,690	5,051	5,137
Alexander's	14,861	9,861	11,059
Total New York	230,794	241,027	246,429
Other:
THE MART	14,949	14,675	15,511
555 California Street	16,938	17,718	18,265
Other investments	4,932	5,115	7,012
Total Other	36,819	37,508	40,788
NOI at share - cash basis	$267,613	$278,535	$287,217
________________________________
(1)Includes BMS NOI of $7,217, $6,289 and $6,424, respectively, for the three months ended March 31, 2024 and 2023 and December 31, 2023.

SAME STORE NOI AT SHARE AND SAME STORE NOI AT SHARE - CASH BASIS (NON-GAAP) (unaudited)

	Total	New York	THE MART	555 California Street
Same store NOI at share % decrease(1):
Three months ended March 31, 2024 compared to March 31, 2023	(4.8)%	(4.6)%	(10.0)%	(2.4)%
Three months ended March 31, 2024 compared to December 31, 2023	(6.5)%	(6.7)%	(0.3)%	(8.8)%

Same store NOI at share - cash basis % decrease(1):
Three months ended March 31, 2024 compared to March 31, 2023	(5.0)%	(5.1)%	(3.3)%	(4.4)%
Three months ended March 31, 2024 compared to December 31, 2023	(6.3)%	(6.4)%	(3.7)%	(7.3)%
________________________________
(1)See pages vii through x in the Appendix for same store NOI at share and same store NOI at share - cash basis reconciliations.

DEVELOPMENT/REDEVELOPMENT - ACTIVE PROJECTS AND FUTURE OPPORTUNITIES
(Amounts in thousands, except square feet)
		(at Vornado’s share)					Projected Incremental Cash Yield
Active Development Projects: New York segment:	Property Rentable Sq. Ft.	Budget		Cash Amount Expended	Remaining Expenditures	Stabilization Year
PENN District:
PENN 2	1,795,000	$750,000		$659,108	$90,892	2026	9.5%
Districtwide Improvements	N/A	100,000		52,785	47,215	N/A	N/A
Total PENN District		850,000	(1)	711,893	138,107

Sunset Pier 94 Studios (49.9% interest)	266,000	125,000	(2)	7,994	117,006	2026	10.3%

Total Active Development Projects		$975,000		$719,887	$255,113

Future Opportunities: New York segment:	Property Zoning Sq. Ft. (at 100%)
PENN District:
Hotel Pennsylvania land	2,052,000
Eighth Avenue and 34th Street land	105,000
Multiple other opportunities - office/residential/retail
Total PENN District	2,157,000
350 Park Avenue assemblage (the “350 Park Site”)(3)	1,389,000
260 Eleventh Avenue - office(4)	280,000
57th Street land (50% interest)	150,000
Other segment:
527 West Kinzie land, Chicago	330,000
Total Future Opportunities	4,306,000
________________________________
(1)Excluding debt and equity carry.
(2)Represents our 49.9% share of the $350,000 development budget, excluding the $40,000 value of our contributed leasehold interest and net of an estimated $9,000 for our share of development fees and reimbursement for overhead costs incurred by us. $34,000 will be funded via cash contributions, of which $7,994 has been funded as of March 31, 2024.
(3)From October 2024 to June 2030, an affiliate of Kenneth C. Griffin (“KG”) will have the option to either (i) acquire a 60% interest in a joint venture with Vornado and Rudin (the “Vornado/Rudin JV”) (with Vornado having an effective 36% interest in the entity) to build a new 1,700,000 square foot office tower, valuing the 350 Park Site at $1.2 billion or (ii) purchase the 350 Park Site for $1.4 billion ($1.085 billion to Vornado). From October 2024 to September 2030, the Vornado/Rudin JV will have the option to put the 350 Park Site to KG for $1.2 billion ($900 million to Vornado).
(4)The building is subject to a ground lease which expires in 2114.
There can be no assurance that the above projects will be completed, completed on schedule or within budget. In addition, there can be no assurance that the Company will be successful in leasing the properties on the expected schedule or at the assumed rental rates.

LEASING ACTIVITY (unaudited)
(Square feet in thousands)
The leasing activity and related statistics in the table below are based on leases signed during the period and are not intended to coincide with the commencement of rental revenue in accordance with GAAP. Second generation relet space represents square footage that has not been vacant for more than nine months and tenant improvements and leasing commissions are based on our share of square feet leased during the period.

	New York			555 California Street(1)
	Office	Retail	THE MART
Three Months Ended March 31, 2024
Total square feet leased	291	36	51	41
Our share of square feet leased:	250	33	51	29
Initial rent(2)	$89.23	$253.83	$64.02	$67.57
Weighted average lease term (years)	11.1	3.8	4.5	5.4
Second generation relet space:
Square feet	95	27	43	29
GAAP basis:
Straight-line rent(3)	$84.59	$243.73	$65.03	$56.78
Prior straight-line rent	$82.31	$233.56	$61.11	$75.96
Percentage increase (decrease)	2.8%	4.4%	6.4%	(25.3)%
Cash basis (non-GAAP):
Initial rent(2)	$90.66	$248.54	$65.83	$67.57
Prior escalated rent	$88.50	$303.42	$65.87	$96.68
Percentage increase (decrease)	2.4%	(18.1)%	(0.1)%	(30.1)%
Tenant improvements and leasing commissions:
Per square foot	$144.11	$110.79	$37.67	$21.67
Per square foot per annum	$12.98	$29.16	$8.37	$4.01
Percentage of initial rent	14.5%	11.5%	13.1%	5.9%
________________________________
(1)Represents leasing activity at 315 Montgomery Street.
(2)Represents the cash basis weighted average starting rent per square foot, which is generally indicative of market rents. Most leases include free rent and periodic step-ups in rent which are not included in the initial cash basis rent per square foot but are included in the GAAP basis straight-line rent per square foot.
(3)Represents the GAAP basis weighted average rent per square foot that is recognized over the term of the respective leases and includes the effect of free rent and periodic step-ups in rent.

LEASE EXPIRATIONS (unaudited) NEW YORK SEGMENT

	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)		Annualized Escalated Rents of Expiring Leases		Percentage of Annualized Escalated Rent
				Total	Per Sq. Ft.
Office:	First Quarter 2024(2)	36,000		$2,873,000	$79.81	0.2%

	Second Quarter 2024	400,000		37,815,000	94.54	3.2%
	Third Quarter 2024	60,000		4,770,000	79.50	0.4%
	Fourth Quarter 2024	144,000		11,053,000	76.76	0.9%
	Remaining 2024	604,000		53,638,000	88.80	4.5%
	First Quarter 2025	113,000		8,519,000	75.39	0.7%
	Remaining 2025	488,000		38,392,000	78.67	3.3%
	2026	1,169,000		95,556,000	81.74	8.2%
	2027	1,294,000		102,350,000	79.10	8.8%
	2028	1,044,000		83,816,000	80.28	7.2%
	2029	1,269,000		103,298,000	81.40	8.8%
	2030	634,000		53,405,000	84.24	4.6%
	2031	898,000		81,416,000	90.66	7.0%
	2032	958,000		94,504,000	98.65	8.1%
	2033	502,000		42,938,000	85.53	3.7%
	2034	584,000		62,966,000	107.82	5.4%
	Thereafter	4,384,000	(3)	344,378,000	78.55	29.5%

Retail:	First Quarter 2024(2)	4,000		$479,000	$119.75	0.2%

	Second Quarter 2024	—		—	—	0.0%
	Third Quarter 2024	8,000		7,622,000	952.75	3.1%
	Fourth Quarter 2024	—		—	—	0.0%
	Remaining 2024	8,000		7,622,000	952.75	3.1%
	First Quarter 2025	100,000		4,594,000	45.94	1.9%
	Remaining 2025	57,000		5,929,000	104.02	2.4%
	2026	160,000		29,181,000	182.38	11.9%
	2027	32,000		20,546,000	642.06	8.4%
	2028	31,000		13,972,000	450.71	5.7%
	2029	53,000		26,014,000	490.83	10.6%
	2030	154,000		23,851,000	154.88	9.7%
	2031	68,000		30,414,000	447.26	12.4%
	2032	57,000		29,540,000	518.25	12.1%
	2033	17,000		6,068,000	356.94	2.5%
	2034	81,000		8,486,000	104.77	3.5%
	Thereafter	300,000		38,255,000	127.52	15.6%
________________________________
(1)    Excludes storage, vacancy and other.
(2)    Includes month-to-month leases, holdover tenants, and leases expiring on the last day of the current quarter.
(3)    Assumes U.S. Post Office exercises all lease renewal options through 2038 for 492,000 square feet at 909 Third Avenue given the below-market rent on their options.

LEASE EXPIRATIONS (unaudited) THE MART

	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)	Annualized Escalated Rents of Expiring Leases		Percentage of Annualized Escalated Rent
			Total	Per Sq. Ft.
Office / Showroom / Retail:	First Quarter 2024(2)	3,000	$220,000	$73.33	0.2%

	Second Quarter 2024	37,000	2,187,000	59.11	1.5%
	Third Quarter 2024	30,000	1,719,000	57.30	1.2%
	Fourth Quarter 2024	79,000	4,428,000	56.05	3.0%
	Remaining 2024	146,000	8,334,000	57.08	5.7%
	First Quarter 2025	104,000	5,480,000	55.92	3.7%
	Remaining 2025	111,000	6,548,000	58.99	4.5%
	2026	283,000	16,587,000	58.61	11.3%
	2027	192,000	10,613,000	55.28	7.2%
	2028	705,000	35,927,000	50.96	24.5%
	2029	155,000	8,752,000	56.46	6.0%
	2030	47,000	3,039,000	64.66	2.1%
	2031	309,000	15,441,000	49.97	10.5%
	2032	420,000	20,339,000	48.43	13.9%
	2033	54,000	2,680,000	49.63	1.8%
	2034	94,000	4,438,000	47.21	3.0%
	Thereafter	180,000	8,209,000	45.61	5.6%
________________________________
(1)    Excludes storage, vacancy and other.
(2)    Includes month-to-month leases, holdover tenants, and leases expiring on the last day of the current quarter.

LEASE EXPIRATIONS (unaudited) 555 California Street

	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)	Annualized Escalated Rents of Expiring Leases		Percentage of Annualized Escalated Rent
			Total	Per Sq. Ft.
Office / Retail:	First Quarter 2024(2)	—	$—	$—	0.0%

	Second Quarter 2024	—	—	—	0.0%
	Third Quarter 2024	—	—	—	0.0%
	Fourth Quarter 2024	65,000	6,964,000	107.14	6.3%
	Remaining 2024	65,000	6,964,000	107.14	6.3%
	First Quarter 2025	—	—	—	0.0%
	Remaining 2025	266,000	24,599,000	92.48	22.1%
	2026	238,000	24,581,000	103.28	22.1%
	2027	65,000	6,242,000	96.03	5.6%
	2028	112,000	10,588,000	94.54	9.5%
	2029	120,000	12,073,000	100.61	10.8%
	2030	109,000	10,028,000	92.00	9.0%
	2031	29,000	1,956,000	67.45	1.8%
	2032	5,000	670,000	134.00	0.6%
	2033	15,000	1,759,000	117.27	1.6%
	2034	—	—	—	0.0%
	Thereafter	153,000	11,937,000	78.02	10.6%
________________________________
(1)    Excludes storage, vacancy and other.
(2)    Includes month-to-month leases, holdover tenants, and leases expiring on the last day of the current quarter.

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS (unaudited)
CONSOLIDATED
(Amounts in thousands)
	For the Three Months Ended March 31, 2024
	Total Company	New York Segment	THE MART	555 California Street	Other
Capital expenditures:
Expenditures to maintain assets	$18,899	$11,123	$5,263	$1,764	$749
Tenant improvements	12,186	11,928	258	—	—
Leasing commissions	2,146	2,120	26	—	—
Recurring tenant improvements, leasing commissions and other capital expenditures	33,231	25,171	5,547	1,764	749
Non-recurring capital expenditures(1)	19,815	16,411	1,471	1,913	20
Total capital expenditures and leasing commissions	$53,046	$41,582	$7,018	$3,677	$769

Development and redevelopment expenditures(2):
PENN 2	$36,838	$36,838	$—	$—	$—
PENN 1	11,675	11,675	—	—	—
PENN Districtwide improvements	7,334	7,334	—	—	—
Hotel Pennsylvania site	7,108	7,108	—	—	—
The Farley Building	4,795	4,795	—	—	—
Other	7,542	5,725	586	—	1,231
	$75,292	$73,475	$586	$—	$1,231
________________________________
(1)Primarily tenant improvements and leasing commissions on first generation space.
(2)Inclusive of capitalized interest expense, operating expenses and development payroll.

UNCONSOLIDATED JOINT VENTURES (unaudited)
(Amounts in thousands)
		As of March 31, 2024
Joint Venture Name	Asset Category	Percentage Ownership	Company's Carrying Amount	Company's Pro rata Share of Debt(1)	100% of Joint Venture Debt(1)		Maturity Date(2)	Spread over SOFR	Interest Rate(3)
Fifth Avenue and Times Square JV	Retail/Office	51.5%	$2,241,278	$419,308	$855,879		Various	Various	Various

Alexander's	Office/Retail	32.4%	85,260	355,280	1,096,544		Various	Various	Various

Partially owned office buildings/land:
West 57th Street properties	Office/Retail/Land	50.0%	41,092	—	—		N/A	N/A	N/A
512 West 22nd Street	Office/Retail	55.0%	32,644	69,952	127,185		06/25	S+200	6.50%
280 Park Avenue	Office/Retail	50.0%	30,281	600,000	1,200,000	(4)	09/24	S+203	7.35%
825 Seventh Avenue	Office	50.0%	5,245	27,000	54,000		01/26	S+275	8.08%
61 Ninth Avenue	Office/Retail	45.1%	962	75,543	167,500		01/26	S+146	5.85%
650 Madison Avenue	Office/Retail	20.1%	—	161,024	800,000		12/29	N/A	3.49%

Other investments:
Independence Plaza	Residential/Retail	50.1%	53,612	338,175	675,000		07/25	N/A	4.25%
Sunset Pier 94 Studios	Studio Campus	49.9%	52,083	50	100		09/26	S+475	10.08%
Rosslyn Plaza	Office/Residential	43.7% to 50.4%	35,194	12,603	25,000		04/26	S+200	7.32%
Other	Various	Various	21,483	124,235	665,736		Various	Various	Various
			$2,599,134	$2,183,170	$5,666,944
Investments in partially owned entities included in other liabilities(5):
7 West 34th Street	Office/Retail	53.0%	$(70,207)	$159,000	$300,000		06/26	N/A	3.65%
85 Tenth Avenue	Office/Retail	49.9%	(13,852)	311,875	625,000		12/26	N/A	4.55%
			$(84,059)	$470,875	$925,000

________________________________
(1)Represents the contractual debt obligations. Vornado Realty L.P. guarantees an aggregate $803,000 of JV partnership debt, primarily comprised of the $500,000 mortgage loan on 640 Fifth Avenue included in the Fifth Avenue and Times Square JV and the $300,000 mortgage loan on 7 West 34th Street.
(2)Assumes the exercise of as-of-right extension options.
(3)Represents the interest rate in effect as of period end based on the appropriate reference rate as of the contractual reset date plus contractual spread, adjusted for hedging instruments, as applicable.
(4)On April 4, 2024, the joint venture amended and extended the $1,075,000 mortgage loan to September 2026, with options to fully extend to September 2028, subject to certain conditions. Additionally, on April 4, 2024, the joint venture amended and extended the $125,000 mezzanine loan, and subsequently repaid the loan for $62,500. See page 3 for details.
(5)Our negative basis results from distributions in excess of our investment.

UNCONSOLIDATED JOINT VENTURES (unaudited)
(Amounts in thousands)
	Percentage Ownership at March 31, 2024	Our Share of Net Income for the Three Months Ended March 31,		Our Share of NOI (non-GAAP) for the Three Months Ended March 31,
		2024	2023	2024	2023
Joint Venture Name
New York:
Fifth Avenue and Times Square JV:
Equity in net income	51.5%	$9,291	$10,199	$28,102	$29,564
Return on preferred equity, net of our share of the expense		9,328	9,226	—	—
		18,619	19,425	28,102	29,564
280 Park Avenue	50.0%	(8,042)	(4,529)	8,340	10,241
Alexander's	32.4%	5,154	3,571	11,707	9,070
85 Tenth Avenue	49.9%	(2,522)	(4,194)	3,075	1,510
7 West 34th Street	53.0%	1,139	1,085	3,623	3,596
512 West 22nd Street	55.0%	(529)	(355)	1,664	1,482
Independence Plaza	50.1%	(427)	(497)	5,169	5,009
West 57th Street properties	50.0%	(200)	(168)	(7)	82
61 Ninth Avenue	45.1%	(80)	(46)	1,908	1,848
Other, net	Various	2,119	680	4,128	2,922
		15,231	14,972	67,709	65,324

Other:
Alexander's corporate fee income	32.4%	1,180	1,173	658	651
Rosslyn Plaza	43.7% to 50.4%	(105)	529	523	1,114
Other, net	Various	(27)	(8)	1,479	1,008
		1,048	1,694	2,660	2,773

Total		$16,279	$16,666	$70,369	$68,097

CAPITAL STRUCTURE (unaudited)
(Amounts in thousands, except per share and per unit amounts)
			As of March 31, 2024
Debt (contractual balances):
Consolidated debt(1):
Mortgages payable			$5,729,615
Senior unsecured notes			1,200,000
$800 Million unsecured term loan			800,000
$2.5 Billion unsecured revolving credit facilities			575,000
			8,304,615
Pro rata share of debt of non-consolidated entities			2,654,045
Less: Noncontrolling interests' share of consolidated debt (primarily 1290 Avenue of the Americas and 555 California Street)			(682,059)
			10,276,601	(A)

	Shares/Units	Liquidation Preference
Perpetual Preferred:
3.25% preferred units (D-17) (141,400 units @ $25.00 per unit)			3,535
5.40% Series L preferred shares	12,000	$25.00	300,000
5.25% Series M preferred shares	12,780	25.00	319,500
5.25% Series N preferred shares	12,000	25.00	300,000
4.45% Series O preferred shares	12,000	25.00	300,000
			1,223,035	(B)

	Converted Shares	March 31, 2024 Common Share Price
Equity:
Common shares	190,483	$28.77	5,480,196
Redeemable Class A units and LTIP Unit awards	17,116	28.77	492,427
Convertible share equivalents:
Series D-13 preferred units	1,623	28.77	46,694
Series G-1 through G-4 preferred units	101	28.77	2,906
Series A preferred shares	25	28.77	719
			6,022,942	(C)
Total Market Capitalization (A+B+C)			$17,522,578
________________________________
(1)See reconciliation on page xi in the Appendix of consolidated debt, net as presented on our consolidated balance sheets to consolidated contractual debt as of March 31, 2024.

COMMON SHARES DATA (NYSE: VNO) (unaudited)
Vornado Realty Trust common shares are traded on the New York Stock Exchange ("NYSE") under the symbol VNO. Below is a summary of performance and dividends for VNO common shares (based on NYSE prices):

	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
	2024	2023	2023	2023
High price	$29.46	$32.21	$26.21	$18.55
Low price	$24.17	$18.36	$17.28	$12.31
Closing price - end of quarter	$28.77	$28.25	$22.68	$18.14

Outstanding shares, Class A units and convertible preferred units as converted (in thousands)	209,348	209,159	209,448	210,336

Closing market value of outstanding shares, Class A units and convertible preferred units as converted	$6.0	Billion	$5.9	Billion	$4.8	Billion	$3.8	Billion
We anticipate that we will pay a common share dividend for 2024 in the fourth quarter, subject to approval by our Board of Trustees.

DEBT ANALYSIS (unaudited)
(Amounts in thousands)
	As of March 31, 2024
	Total		Variable		Fixed(1)
(Contractual debt balances)	Amount	Weighted Average Interest Rate	Amount	Weighted Average Interest Rate	Amount	Weighted Average Interest Rate
Consolidated debt(2)	$8,304,615	4.18%	$1,311,865	6.25%	$6,992,750	3.79%
Pro rata share of debt of non-consolidated entities	2,654,045	5.36%	1,452,826	6.60%	1,201,219	3.87%
Total	10,958,660	4.46%	2,764,691	6.43%	8,193,969	3.80%
Less: Noncontrolling interests' share of consolidated debt (primarily 1290 Avenue of the Americas and 555 California Street)	(682,059)		(397,059)		(285,000)
Company's pro rata share of total debt	$10,276,601	4.41%	$2,367,632	6.30%	$7,908,969	3.84%
________________________________
(1)Includes variable rate debt with interest rates fixed by interest rate swap arrangements and the $950,000 1290 Avenue of the Americas mortgage loan which is subject to a 1.00% SOFR interest rate cap arrangement.
(2)See reconciliation on page xi in the Appendix of consolidated debt, net as presented on our consolidated balance sheets to consolidated contractual debt as of March 31, 2024.
As of March 31, 2024, $1,304,229 of variable rate debt (at share) is subject to interest rate cap arrangements, the $1,063,403 of variable rate debt not subject to interest rate cap arrangements represents 10% of our total pro rata share of debt. See the following page for details.

Debt Covenant Ratios(1):	Senior Unsecured Notes Due 2025, 2026 and 2031			Unsecured Revolving Credit Facilities(2) and Unsecured Term Loan(2)
	Required	Actual		Required	Actual
Total outstanding debt/total assets	Less than 65%	52%	(3)	Less than 60%	41%	(4)
Secured debt/total assets	Less than 50%	34%	(3)	Less than 50%	30%	(4)
Interest coverage ratio (annualized combined EBITDA to annualized interest expense)	Greater than 1.50	1.93			N/A
Fixed charge coverage		N/A		Greater than 1.40	1.94
Unencumbered assets/unsecured debt	Greater than 150%	321%			N/A
Unsecured debt/cap value of unencumbered assets		N/A		Less than 60%	22%
Unencumbered coverage ratio		N/A		Greater than 1.75	6.48

Consolidated Unencumbered EBITDA (non-GAAP):	Q1 2024 Annualized
New York	$267,908
Other	83,976
Total	$351,884
________________________________
(1)Our debt covenant ratios and consolidated unencumbered EBITDA are computed in accordance with the terms of our senior unsecured notes, unsecured revolving credit facilities, and unsecured term loan, as applicable. The methodology used for these computations may differ significantly from similarly titled ratios and amounts of other companies. For additional information regarding the methodology used to compute these ratios, please see our filings with the SEC of our revolving credit facilities, senior debt indentures and applicable prospectuses and prospectus supplements.
(2)Covenant ratios presented above are calculated per the terms of the $915,000 unsecured revolving credit facility effective May 3, 2024 (see page 3 for details). We expect that the covenant terms under our $1.25 billion unsecured revolving credit facility and our unsecured term loan will be conformed to the covenant terms under the $915,000 unsecured revolving credit facility during the second quarter of 2024. Please see Part I, Item 5. Other Information of our Quarterly Report on Form 10-Q for the three months ended March 31, 2024 for additional information regarding the terms of the new $915,000 facility.
(3)Total assets calculated as EBITDA capped at 7.0%.
(4)Total assets calculated as EBITDA capped at the following rates: 6.5% for office, 6.0% for retail, 8.0% for trade shows, 5.75% for multifamily, 7.25% for hotel, and 6.5% for other asset types.

HEDGING INSTRUMENTS AS OF MARCH 31, 2024 (unaudited)
(Amounts in thousands)
	Debt Information			Swap / Cap Information
	Balance at Share	Maturity Date(1)	Variable Rate Spread	Notional Amount at Share		Expiration Date	All-In Swapped Rate

Interest Rate Swaps:
Consolidated:
555 California Street mortgage loan
In-place swap	$840,000	05/28	S+205	$840,000		05/24	2.29%
Forward swap (effective 05/24)				840,000		05/26	6.03%
770 Broadway mortgage loan	700,000	07/27	S+225	700,000		07/27	4.98%
PENN 11 mortgage loan	500,000	10/25	S+206	500,000		10/25	6.28%
Unsecured revolving credit facility	575,000	12/27	S+114	575,000		08/27	3.87%
Unsecured term loan	800,000	12/27	S+129
Through 07/25				700,000		07/25	4.52%
07/25 through 10/26				550,000		10/26	4.35%
10/26 through 8/27				50,000		08/27	4.03%
100 West 33rd Street mortgage loan	480,000	06/27	S+165	480,000		06/27	5.06%
888 Seventh Avenue mortgage loan	259,800	12/25	S+180	200,000		09/27	4.76%
4 Union Square South mortgage loan	120,000	08/25	S+150	97,750		01/25	3.74%
Unconsolidated:
731 Lexington Avenue - retail condominium mortgage loan	97,200	08/25	S+151	97,200		05/25	1.76%
50-70 West 93rd Street mortgage loan	41,667	12/24	S+164	41,168		06/24	3.14%
Interest Rate Caps:							Index Strike Rate	Cash Interest Rate(2)	Effective Interest Rate(3)
Consolidated:
1290 Avenue of the Americas mortgage loan	$665,000	11/28	S+162	$665,000		11/25	1.00%	2.62%	5.94%
One Park Avenue mortgage loan	525,000	03/26	S+122	525,000		03/25	3.89%	5.11%	6.16%
150 West 34th Street mortgage loan	75,000	02/28	S+215	75,000		02/26	5.00%	7.15%	7.75%
606 Broadway mortgage loan	37,060	09/24	S+191	37,060		09/24	4.00%	5.91%	5.95%
Unconsolidated:
640 Fifth Avenue mortgage loan	259,925	05/24	S+111	259,925		05/24	4.00%	5.11%	6.03%
731 Lexington Avenue - office condominium mortgage loan	162,000	06/24	Prime+0	162,000		06/24	6.00%	6.00%	8.46%
61 Ninth Avenue mortgage loan	75,543	01/26	S+146	75,543		01/26	4.39%	5.85%	6.31%
512 West 22nd Street mortgage loan	69,952	06/25	S+200	69,952		06/25	4.50%	6.50%	7.16%
Rego Park II mortgage loan	65,624	12/25	S+145	65,624		11/24	4.15%	5.60%	6.28%
Fashion Centre Mall/Washington Tower mortgage loan	34,125	05/26	S+305	34,125		05/24	3.89%	6.94%	6.98%

Debt subject to interest rate swaps and subject to a 1.00% SOFR interest rate cap				$4,896,118
Variable rate debt subject to interest rate caps				1,304,229
Fixed rate debt per loan agreements				3,012,851
Variable rate debt not subject to interest rate swaps or caps				1,063,403	(4)
Total debt at share				$10,276,601
________________________________
(1)Assumes the exercise of as-of-right extension options.
(2)Equals the sum of (i) the index rate in effect as of the most recent contractual reset date, adjusted for hedging instruments, and (ii) the contractual spread.
(3)Equals the sum of (i) the cash interest rate and (ii) the effect of amortization of the interest rate cap premium over the term.
(4)Our exposure to SOFR index increases is partially mitigated by an increase in interest income on our cash, cash equivalents and restricted cash.

See page 3 for details of interest rate hedging arrangements entered into during 2024.

CONSOLIDATED DEBT MATURITIES AT 100% (CONTRACTUAL BALANCES) (unaudited)
(Amounts in thousands)
Property	Maturity Date(1)	Spread over SOFR		Interest Rate(2)		2024	2025	2026	2027	2028	Thereafter	Total
Secured Debt:
435 Seventh Avenue(3)	04/24	S+141		6.74%		$95,696	$—	$—	$—	$—	$—	$95,696
606 Broadway (50.0% interest)	09/24	S+191		5.91%		74,119	—	—	—	—	—	74,119
4 Union Square South	08/25	S+150	(4)	4.31%		—	120,000	—	—	—	—	120,000
PENN 11	10/25			6.28%		—	500,000	—	—	—	—	500,000
888 Seventh Avenue(5)	12/25	S+180	(4)	5.30%		—	259,800	—	—	—	—	259,800
One Park Avenue	03/26	S+122		5.11%		—	—	525,000	—	—	—	525,000
350 Park Avenue	01/27			3.92%		—	—	—	400,000	—	—	400,000
100 West 33rd Street	06/27			5.06%		—	—	—	480,000	—	—	480,000
770 Broadway	07/27			4.98%		—	—	—	700,000	—	—	700,000
150 West 34th Street	02/28	S+215		7.15%		—	—	—	—	75,000	—	75,000
555 California Street (70.0% interest)	05/28	S+205	(4)	3.81%		—	—	—	—	1,200,000	—	1,200,000
1290 Avenue of the Americas (70.0% interest)	11/28			2.62%		—	—	—	—	950,000	—	950,000
909 Third Avenue	04/31			3.23%		—	—	—	—	—	350,000	350,000
Total Secured Debt						169,815	879,800	525,000	1,580,000	2,225,000	350,000	5,729,615
Unsecured Debt:
Senior unsecured notes due 2025	01/25			3.50%		—	450,000	—	—	—	—	450,000
$1.25 Billion unsecured revolving credit facility(6)	04/26	S+119		—		—	—	—	—	—	—	—
Senior unsecured notes due 2026	06/26			2.15%		—	—	400,000	—	—	—	400,000
$1.25 Billion unsecured revolving credit facility	12/27			3.87%	(7)	—	—	—	575,000	—	—	575,000
$800 Million unsecured term loan	12/27	S+129	(4)	4.78%	(7)	—	—	—	800,000	—	—	800,000
Senior unsecured notes due 2031	06/31			3.40%		—	—	—	—	—	350,000	350,000
Total Unsecured Debt						—	450,000	400,000	1,375,000	—	350,000	2,575,000
Total Debt						$169,815	$1,329,800	$925,000	$2,955,000	$2,225,000	$700,000	$8,304,615
Weighted average rate						6.38%	4.97%	3.83%	4.58%	3.42%	3.32%	4.18%

Fixed rate debt(8)						$—	$1,247,750	$400,000	$2,855,000	$1,790,000	$700,000	$6,992,750
Fixed weighted average rate expiring						—	4.83%	2.15%	4.51%	2.47%	3.32%	3.79%
Floating rate debt						$169,815	$82,050	$525,000	$100,000	$435,000	$—	$1,311,865
Floating weighted average rate expiring						6.38%	7.04%	5.11%	6.62%	7.34%	—	6.25%
________________________________
(1)Assumes the exercise of as-of-right extension options.
(2)Represents the interest rate in effect as of period end based on the appropriate reference rate as of the contractual reset date plus contractual spread, adjusted for hedging instruments, as applicable. See the previous page for information on interest rate swap and interest rate cap arrangements.
(3)On April 9, 2024, we completed a $75,000 refinancing of 435 Seventh Avenue, extending the maturity date to April 2028. See page 3 for details.
(4)Balance is partially hedged by interest rate swap arrangements. See previous page for details.
(5)In December 2023, we entered into a loan modification pursuant to which principal amortization is waived for a period of time.
(6)On May 3, 2024, we amended one of our two revolving credit facilities, extending the maturity date to April 2029. See page 3 for details.
(7)Reflects a 0.01% interest rate reduction that we qualified for by achieving certain sustainability key performance indicator (KPI) metrics. We must achieve the KPI metrics annually in order to receive the interest rate reduction.
(8)Debt classified as fixed rate includes the effect of interest rate swap arrangements which may expire prior to debt maturity, and the $950,000 1290 Avenue of the Americas mortgage loan which is subject to a 1.00% SOFR interest rate cap arrangement. See the previous page for information on interest rate swap arrangements.

TOP 30 TENANTS (unaudited)
(Amounts in thousands, except square feet)

Tenants	Square Footage At Share	Annualized Escalated Rents At Share(1)	% of Total Annualized Escalated Rents At Share
Meta Platforms, Inc.	1,451,153	$167,395	9.5%
IPG and affiliates	1,029,557	68,207	3.9%
Citadel	585,460	62,498	3.6%
New York University	685,290	48,886	2.7%
Bloomberg L.P.	306,768	43,277	2.4%
Google/Motorola Mobility (guaranteed by Google)	759,446	42,537	2.4%
Amazon (including its Whole Foods subsidiary)	312,694	30,699	1.7%
Neuberger Berman Group LLC	306,612	28,184	1.6%
Swatch Group USA	11,957	27,515	1.5%
AMC Networks, Inc.	326,717	25,830	1.5%
LVMH Brands	65,060	25,692	1.4%
Bank of America	247,615	24,521	1.4%
Apple Inc.	412,434	24,076	1.4%
Madison Square Garden & Affiliates	314,765	20,908	1.2%
Victoria's Secret	33,156	20,087	1.1%
PwC	241,196	19,126	1.1%
PJT Partners Holding	134,953	18,672	1.0%
Macy's	242,837	18,218	1.0%
Fast Retailing (Uniqlo)	47,167	13,741	0.8%
The City of New York	232,010	12,137	0.7%
King & Spalding	122,859	11,979	0.7%
Foot Locker	149,987	11,716	0.7%
WSP USA	172,666	11,166	0.6%
AbbVie Inc.	168,673	11,166	0.6%
Axon Capital	93,127	10,915	0.6%
Alston & Bird LLP	126,872	10,744	0.6%
Burlington Coat Factory	108,844	10,706	0.6%
Cushman & Wakefield	127,485	10,312	0.6%
Aetna Life Insurance Company	64,196	10,139	0.6%
Kirkland & Ellis LLP	106,751	9,589	0.5%
			48.0%
________________________________
(1)Represents monthly contractual base rent before free rent plus tenant reimbursements multiplied by 12. Annualized escalated rents at share include leases signed but not yet commenced in place of current tenants or vacancy in the same space.

SQUARE FOOTAGE (unaudited)
(Square feet in thousands)
		At Vornado's Share
	At 100%		Under Development or Not Available for Lease	In Service
		Total		Office	Retail	Showroom	Other
Segment:
New York:
Office	20,384	17,551	1,642	15,726	—	183	—
Retail	2,394	1,955	270	—	1,685	—	—
Residential - 1,662 units	1,498	764	19	—	—	—	745
Alexander's (32.4% interest), including 312 residential units	2,455	795	45	307	361	—	82
	26,731	21,065	1,976	16,033	2,046	183	827

Other:
THE MART	3,688	3,679	—	2,104	103	1,257	215
555 California Street (70% interest)	1,820	1,274	—	1,240	34	—	—
Other	2,845	1,346	144	212	879	—	111
	8,353	6,299	144	3,556	1,016	1,257	326

Total square feet at March 31, 2024	35,084	27,364	2,120	19,589	3,062	1,440	1,153

Total square feet at December 31, 2023	35,082	27,365	2,025	19,674	3,073	1,440	1,153

	At 100%
Parking Garages (not included above):	Square Feet	Number of Garages	Number of Spaces
New York	1,635	9	4,685
THE MART	558	4	1,643
555 California Street	168	1	461
Rosslyn Plaza	411	4	1,094
Total at March 31, 2024	2,772	18	7,883

OCCUPANCY (unaudited)

	New York	THE MART	555 California Street
Occupancy rate at:
March 31, 2024	88.2%	77.6%	94.5%
December 31, 2023	89.4%	79.2%	94.5%
March 31, 2023	89.9%	80.3%	94.9%

RESIDENTIAL STATISTICS (unaudited)

		Vornado's Ownership Interest
	Number of Units	Number of Units	Occupancy Rate	Average Monthly Rent Per Unit
New York:
March 31, 2024	1,974	939	97.5%	$4,163
December 31, 2023	1,974	939	96.8%	$4,115
March 31, 2023	1,976	941	96.8%	$3,914

GROUND LEASES (unaudited)
(Amounts in thousands, except square feet)

Property	Current Annual Rent at Share	Next Option Renewal Date	Fully Extended Lease Expiration	Rent Increases and Other Information
Consolidated:
New York:
The Farley Building (95% interest)	$4,750	None	2116	None
PENN 1:
Land	TBD	2073	2098	Rent resets at the beginning of each 25-year renewal term at fair market value (“FMV”). The rent reset for the 25-year period commencing June 2023 is currently ongoing and the timing is uncertain. The final FMV determination may be materially higher or lower than our January 2022 estimate.
Long Island Railroad Concourse Retail	1,379	2048	2098
Two 25-year renewal options. Base rent increases every 10 years, with the next rent increase in 2028, based on the increase in gross income reduced by the increase in real estate taxes and operating expenses. In addition, percentage rent is payable based on gross annual income above a specified threshold. Base and percentage rent are reduced by a rent credit calculated as a percentage of development costs funded by Vornado.

260 Eleventh Avenue	4,448	None	2114	Rent increases annually by the lesser of CPI or 1.5% compounded. We have a purchase option exercisable at a future date for $110,000 increased annually by the lesser of CPI or 1.5% compounded.
888 Seventh Avenue	3,350	2028	2067	Two 20-year renewal options at FMV.
330 West 34th Street - 65.2% ground leased	10,265	2051	2149	Two 30-year and one 39-year renewal option at FMV.
909 Third Avenue	1,600	2041	2063	One 22-year renewal option at current annual rent.
962 Third Avenue (the Annex building to 150 East 58th Street) - 50.0% ground leased	666	None	2118	Rent resets every ten years to FMV.
Other:
Wayne Town Center	5,697	2035	2064	Two 10-year renewal options and one 9-year renewal option. Rent increases annually by the greater of CPI or 6%.
Annapolis	650	None	2042	Fixed rent increases to $750 per annum in 2032.
Unconsolidated:
Sunset Pier 94 Studios (49.9% interest)	449	2060	2110	Five 10-year renewal options. Fixed rent increases in 2028 and every five years thereafter. Beginning in September 2028, additional rent is payable in an amount equal to 6% of gross revenue less the base rent.
61 Ninth Avenue (45.1% interest)	3,635	None	2115	Rent increases every three years based on CPI, subject to a cap. In 2051, 2071 and 2096, rent resets based on the increase in the property's gross revenue net of real estate taxes, if greater than the CPI reset.
Flushing (Alexander's) (32.4% interest)	259	2027	2037	One 10-year renewal option at 90% of FMV.

NEW YORK SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)		Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK:
PENN District:
PENN 1
(ground leased through 2098)**										Cisco, Hartford Fire Insurance, Empire Healthchoice Assurance, Inc., United
										Healthcare Services, Inc., Siemens Mobility, WSP USA, Gusto Inc., Samsung,
-Office	100.0%	81.7%	$80.09		2,255,000	2,255,000	—			Canaccord Genuity LLC*
-Retail	100.0%	100.0%	172.98		302,000	75,000	227,000			Bank of America, Starbucks, Blue Bottle Coffee Inc., Shake Shack
	100.0%	82.2%	83.17	$183,000	2,557,000	2,330,000	227,000	$—

PENN 2
-Office	100.0%	100.0%	59.19		1,752,000	243,000	1,509,000			Madison Square Garden, EMC, Major League Soccer LLC*
-Retail	100.0%	100.0%	618.21		43,000	4,000	39,000			JPMorgan Chase
	100.0%	100.0%	68.82	37,300	1,795,000	247,000	1,548,000	575,000	(4)

The Farley Building (ground and building leased through 2116)**
-Office	95.0%	100.0%	117.86		730,000	730,000	—			Meta Platforms, Inc.
-Retail	95.0%	36.7%	312.69		116,000	116,000	—			Duane Reade, Magnolia Bakery, Starbucks, Birch Coffee, H&H Bagels
	95.0%	91.5%	128.36	99,100	846,000	846,000	—	—		Avra Prime*

PENN 11
-Office	100.0%	100.0%	72.05		1,110,000	1,110,000	—			Apple Inc., Madison Square Garden, AMC Networks, Inc., Macy's
-Retail	100.0%	80.1%	152.13		39,000	39,000	—			PNC Bank National Association, Starbucks
	100.0%	99.3%	74.30	79,100	1,149,000	1,149,000	—	500,000

100 West 33rd Street
-Office	100.0%	89.5%	67.90		859,000	859,000	—			IPG and affiliates
-Retail	100.0%	3.6%	100.00		255,000	255,000	—			Aeropostale
	100.0%	70.6%	68.26	52,800	1,114,000	1,114,000	—	480,000

330 West 34th Street
(65.2% ground leased through 2149)**
-Office	100.0%	76.8%	76.82		701,000	701,000	—			Structure Tone, Deutsch, Inc., Web.com, Footlocker, HomeAdvisor, Inc.
-Retail	100.0%	92.7%	105.09		24,000	24,000	—			Starbucks
	100.0%	77.3%	77.75	42,400	725,000	725,000	—	100,000	(5)

435 Seventh Avenue
-Retail	100.0%	100.0%	35.22	1,500	43,000	43,000	—	95,696	(6)	Forever 21

7 West 34th Street
-Office	53.0%	100.0%	81.51		458,000	458,000	—			Amazon
-Retail	53.0%	100.0%	344.45		19,000	19,000	—			Amazon, Lindt, Naturalizer (guaranteed by Caleres)
	53.0%	100.0%	92.61	43,300	477,000	477,000	—	300,000

431 Seventh Avenue
-Retail	100.0%	100.0%	249.85	1,100	9,000	9,000	—	—		Essen

138-142 West 32nd Street
-Retail	100.0%	80.3%	121.80	400	8,000	8,000	—	—

150 West 34th Street
-Retail	100.0%	100.0%	38.58	3,000	78,000	78,000	—	75,000		Old Navy

NEW YORK SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)		Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property						Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
PENN District (Continued):
137 West 33rd Street
-Retail	100.0%	100.0%	$103.71		$300	3,000	3,000	—	$—

131-135 West 33rd Street
-Retail	100.0%	100.0%	64.23		1,500	23,000	23,000	—	—

Other (3 buildings)
-Retail	100.0%	65.4%	189.68		1,600	16,000	16,000	—	—

Total PENN District					546,400	8,843,000	7,068,000	1,775,000	2,125,696

Midtown East:
909 Third Avenue
(ground leased through 2063)**										IPG and affiliates, AbbVie Inc., United States Post Office,
-Office	100.0%	93.1%	67.09	(7)	60,000	1,352,000	1,352,000	—	350,000	Geller & Company, Morrison Cohen LLP, Sard Verbinnen

150 East 58th Street(8)
-Office	100.0%	81.8%	82.16			541,000	541,000	—		Castle Harlan, Tournesol Realty LLC (Peter Marino)
-Retail	100.0%	100.0%	96.40			3,000	3,000	—
	100.0%	81.9%	82.24		36,100	544,000	544,000	—	—

715 Lexington Avenue
-Retail	100.0%	100.0%	198.99		4,300	22,000	22,000	—	—	Orangetheory Fitness, Casper, Santander Bank, Blu Dot

966 Third Avenue
-Retail	100.0%	100.0%	112.60		800	7,000	7,000	—	—	McDonald's

968 Third Avenue
-Retail	50.0%	100.0%	188.17		1,200	7,000	7,000	—	—	Wells Fargo

Total Midtown East					102,400	1,932,000	1,932,000	—	350,000

Midtown West:
888 Seventh Avenue
(ground leased through 2067)**										Axon Capital LP, Lone Star US Acquisitions LLC, Top-New York, Inc.,
-Office	100.0%	86.4%	99.46			872,000	872,000	—		Vornado Executive Headquarters, United Talent Agency
-Retail	100.0%	100.0%	313.88			15,000	15,000	—		Redeye Grill L.P.
	100.0%	86.5%	101.66		77,100	887,000	887,000	—	259,800

57th Street - 2 buildings
-Office	50.0%	85.4%	60.79			81,000	81,000	—
-Retail	50.0%	42.5%	125.51			22,000	22,000	—
	50.0%	78.3%	66.64		5,100	103,000	103,000	—	—

825 Seventh Avenue
-Office	50.0%	79.6%	59.02			169,000	169,000	—		Young Adult Institute Inc., New Alternatives for Children, Inc.
-Retail	100.0%	100.0%	161.27			4,000	4,000	—
		80.1%	61.99		8,400	173,000	173,000	—	54,000

Total Midtown West					90,600	1,163,000	1,163,000	—	313,800

NEW YORK SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet				Encumbrances (non-GAAP) (in thousands)(3)		Major Tenants
Property					Total Property		In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Park Avenue:
280 Park Avenue											Franklin Templeton Co. LLC, PJT Partners,
-Office	50.0%	88.7%	$115.02		1,237,000		1,237,000	—			Investcorp International Inc., GIC Inc., Wells Fargo
-Retail	50.0%	93.8%	54.61		28,000		28,000	—			Starbucks, Fasano Restaurant
	50.0%	88.8%	113.60	$126,900	1,265,000		1,265,000	—	$1,200,000	(9)

350 Park Avenue
-Office	100.0%	100.0%	106.75	62,500	585,000		585,000	—	400,000		Citadel

Total Park Avenue				189,400	1,850,000		1,850,000	—	1,600,000
Grand Central:
90 Park Avenue											Alston & Bird, Capital One, PwC, MassMutual,
-Office	100.0%	96.4%	83.01		938,000		938,000	—			Factset Research Systems Inc., Foley & Lardner
-Retail	100.0%	72.8%	167.06		18,000		18,000	—			Citibank, Starbucks
	100.0%	96.0%	84.18	74,600	956,000		956,000	—	—

Madison/Fifth:
640 Fifth Avenue											Fidelity Investments, Abbott Capital Management,
-Office	52.0%	91.5%	109.18		246,000		246,000	—			Avolon Aerospace, Houlihan Lokey Advisors Parent, Inc.
-Retail	52.0%	96.2%	1,093.28		69,000		69,000	—			Victoria's Secret, Dyson
	52.0%	92.2%	264.93	73,300	315,000		315,000	—	500,000

666 Fifth Avenue
-Retail	52.0%	100.0%	395.73	41,300	114,000	(10)	114,000	—	—		Fast Retailing (Uniqlo), Abercrombie & Fitch, Tissot

595 Madison Avenue											LVMH Moet Hennessy Louis Vuitton Inc.,
-Office	100.0%	88.0%	80.50		300,000		300,000	—			Albea Beauty Solutions, Aerin LLC
-Retail	100.0%	100.0%	739.47		30,000		30,000	—			Fendi, Berluti, Christofle Silver Inc.
	100.0%	88.8%	127.56	38,700	330,000		330,000	—	—

650 Madison Avenue											Sotheby's International Realty, Inc., BC Partners Inc.,
-Office	20.1%	85.8%	101.83		564,000		564,000	—			Polo Ralph Lauren, Willett Advisors LLC (Bloomberg Philanthropies)
-Retail	20.1%	94.3%	1,111.11		37,000		37,000	—			Moncler USA Inc., Tod's, Celine, Balmain
	20.1%	86.1%	146.29	72,600	601,000		601,000	—	800,000

689 Fifth Avenue
-Office	52.0%	100.0%	95.71		81,000		81,000	—			Yamaha Artist Services Inc., Brunello Cucinelli USA Inc.
-Retail	52.0%	100.0%	1,075.53		17,000		17,000	—			MAC Cosmetics, Canada Goose
	52.0%	100.0%	211.43	21,300	98,000		98,000	—	—

655 Fifth Avenue
-Retail	50.0%	100.0%	294.53	17,400	57,000		57,000	—	—		Ferragamo

697-703 Fifth Avenue
-Retail	44.8%	100.0%	2,561.30	38,600	26,000		26,000	—	355,879		Swatch Group USA, Harry Winston

Total Madison/Fifth				303,200	1,541,000		1,541,000	—	1,655,879

NEW YORK SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Midtown South:
770 Broadway
-Office	100.0%	78.5%	$113.49		1,077,000	1,077,000	—		Meta Platforms, Inc., Yahoo Inc.
-Retail	100.0%	92.0%	93.37		106,000	106,000	—		Bank of America N.A., Wegmans Food Markets
	100.0%	79.7%	111.55	$103,500	1,183,000	1,183,000	—	$700,000

One Park Avenue
									New York University, BMG Rights Management LLC,
-Office	100.0%	95.4%	72.47		867,000	867,000	—		Robert A.M. Stern Architect
-Retail	100.0%	90.1%	82.32		78,000	78,000	—		Bank of Baroda, Citibank, Equinox
	100.0%	95.0%	73.23	64,300	945,000	945,000	—	525,000

4 Union Square South
-Retail	100.0%	100.0%	136.98	28,000	204,000	204,000	—	120,000	Burlington, Whole Foods Market, DSW, Sephora

Total Midtown South				195,800	2,332,000	2,332,000	—	1,345,000

Rockefeller Center:
1290 Avenue of the Americas									Hachette Book Group Inc., Bryan Cave LLP,
									Neuberger Berman Group LLC, SSB Realty LLC,
									Cushman & Wakefield, Columbia University, Selendy Gay Elsberg PLLC*,
-Office	70.0%	88.9%	87.87		2,044,000	2,044,000	—		Fubotv Inc, LinkLaters, King & Spalding*
-Retail	70.0%	94.0%	232.03		76,000	76,000	—		Duane Reade, JPMorgan Chase Bank, Starbucks
Total Rockefeller Center	70.0%	89.0%	91.94	184,400	2,120,000	2,120,000	—	950,000

SoHo:
606 Broadway (19 East Houston Street)
-Office	50.0%	79.1%	105.32		30,000	30,000	—
-Retail	50.0%	100.0%	733.71		6,000	6,000	—		HSBC, Harman International
	50.0%	81.8%	206.31	5,900	36,000	36,000	—	74,119

304-306 Canal Street
-Retail	100.0%	100.0%	61.39		4,000	4,000	—		Stellar Works
-Residential (4 units)	100.0%	0.0%			9,000	—	9,000
	100.0%			200	13,000	4,000	9,000	—

334 Canal Street
-Retail	100.0%	0.0%	—		4,000	—	4,000
-Residential (4 units)	100.0%	0.0%			10,000	—	10,000
	100.0%			—	14,000	—	14,000	—

Total SoHo				6,100	63,000	40,000	23,000	74,119

NEW YORK SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Times Square:
1540 Broadway
-Retail	52.0%	78.5%	$115.93	$15,000	161,000	161,000	—	$—	U.S. Polo, Forever 21, Disney

1535 Broadway
-Retail	52.0%	98.2%	1,144.02		45,000	45,000	—		T-Mobile, Swatch Group USA, Levi's, Sephora
-Theatre	52.0%	100.0%	16.58		62,000	62,000	—		Nederlander-Marquis Theatre
	52.0%	99.3%	435.46	42,900	107,000	107,000	—	—

Total Times Square				57,900	268,000	268,000	—	—

Upper East Side:
1131 Third Avenue
-Retail	100.0%	100.0%	217.18	4,900	23,000	23,000	—	—	Nike, Crunch LLC, J.Jill

40 East 66th Street
-Residential (3 units)	100.0%	100.0%			10,000	10,000	—	—

Total Upper East Side				4,900	33,000	33,000	—	—

Chelsea/Meatpacking District:
260 Eleventh Avenue
(ground leased through 2114)**
-Office	100.0%	100.0%	49.61	10,400	209,000	209,000	—	—	The City of New York

85 Tenth Avenue									Google, Telehouse International Corp.,
-Office	49.9%	86.4%	95.73		595,000	595,000	—		Clear Secure, Inc., Shopify
-Retail	49.9%	55.0%	52.06		43,000	43,000	—
	49.9%	84.5%	93.98	50,100	638,000	638,000	—	625,000

537 West 26th Street
-Retail	100.0%	100.0%	161.89	2,800	17,000	17,000	—	—	The Chelsea Factory Inc.

61 Ninth Avenue (2 buildings)
(ground leased through 2115)**
-Office	45.1%	100.0%	146.56		171,000	171,000	—		Aetna Life Insurance Company, Apple Inc.
-Retail	45.1%	100.0%	395.85		23,000	23,000	—		Starbucks
	45.1%	100.0%	162.96	33,900	194,000	194,000	—	167,500

512 West 22nd Street									Warner Media, Next Jump, Omniva LLC,
-Office	55.0%	84.5%	122.47		165,000	165,000	—		Capricorn Investment Group
-Retail	55.0%	100.0%	106.79		8,000	8,000	—		Galeria Nara Roesler, Harper's Books
	55.0%	85.2%	121.62	17,900	173,000	173,000	—	127,185

Total Chelsea/Meatpacking District				115,100	1,231,000	1,231,000	—	919,685

NEW YORK SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Upper West Side:
50-70 West 93rd Street
-Residential (324 units)	49.9%	100.0%	$—	$—	283,000	283,000	—	$83,500

Tribeca:
Independence Plaza
-Residential (1,327 units)	50.1%	97.0%			1,186,000	1,186,000	—
-Retail	50.1%	57.6%	86.88		72,000	72,000	—		Duane Reade
	50.1%			4,700	1,258,000	1,258,000	—	675,000

339 Greenwich Street
-Retail	100.0%	100.0%	77.13	400	8,000	8,000	—	—	Sarabeth's

Total Tribeca				5,100	1,266,000	1,266,000	—	675,000
New Jersey:
Paramus
-Office	100.0%	82.8%	25.71	2,600	129,000	129,000	—	—	Vornado's Administrative Headquarters

Property under Development:
Sunset Pier 94 Studios (ground and building leased through 2110)**
‘-Studio	49.9%	—	—	—	266,000	—	266,000	100

Properties to be Developed:
Hotel Pennsylvania site
-Land	100.0%	—	—	—	—	—	—	—

57th Street
-Land	50.0%	—	—	—	—	—	—	—

Eighth Avenue and 34th Street
-Land	100.0%	—	—	—	—	—	—	—

New York Office:

Total		89.3%	$88.23	$1,446,500	20,384,000	18,609,000	1,775,000	$8,613,585

Vornado's Ownership Interest		89.3%	$86.10	$1,204,100	17,551,000	15,909,000	1,642,000	$6,153,994

New York Retail:

Total		77.2%	$263.49	$432,000	2,394,000	2,124,000	270,000	$720,694

Vornado's Ownership Interest		75.0%	$216.27	$285,200	1,955,000	1,685,000	270,000	$487,139

New York Residential:

Total		97.5%			1,498,000	1,479,000	19,000	$758,500

Vornado's Ownership Interest		97.5%			764,000	745,000	19,000	$379,842

NEW YORK SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
ALEXANDER'S, INC.:
New York:
731 Lexington Avenue, Manhattan
-Office	32.4%	100.0%	$142.02		947,000	947,000	—	$500,000	Bloomberg L.P.
-Retail	32.4%	90.3%	254.61		132,000	132,000	—	300,000	The Home Depot, Hutong, Capital One
	32.4%	98.9%	153.72	$161,900	1,079,000	1,079,000	—	800,000

Rego Park I, Queens (4.8 acres)	32.4%	100.0%	52.93	10,500	338,000	199,000	139,000		Burlington, Marshalls, IKEA

Rego Park II (adjacent to Rego Park I),
Queens (6.6 acres)	32.4%	76.7%	70.10	32,800	616,000	616,000	—	202,544	Costco, Kohl's, TJ Maxx, Best Buy*

Flushing, Queens (1.0 acre ground leased through 2037)**	32.4%	100.0%	32.82	5,500	167,000	167,000	—		New World Mall LLC

The Alexander Apartment Tower,
Rego Park, Queens, NY
-Residential (312 units)	32.4%	96.8%			255,000	255,000	—	94,000

Total Alexander's	32.4%	92.5%	111.59	210,700	2,455,000	2,316,000	139,000	1,096,544

Total New York		88.5%	$103.91	$2,089,200	26,731,000	24,528,000	2,203,000	$11,189,323

Vornado's Ownership Interest		88.2%	$96.91	$1,601,400	21,065,000	19,089,000	1,976,000	$7,376,255
________________________________
*    Lease not yet commenced.
**    Term assumes all renewal options exercised, if applicable.
(1)Weighted average escalated annual rent per square foot and average occupancy percentage for office properties excludes garages and de minimis amounts of storage space. Weighted average escalated annual rent per square foot for retail excludes non-selling space.
(2)Represents monthly contractual base rent before free rent plus tenant reimbursements multiplied by 12. Annualized escalated rents at share include leases signed but not yet commenced in place of current tenants or vacancy in the same space. Includes rent from storage and other non-selling space and excludes rent from residential units.
(3)Represents contractual debt obligations.
(4)Secured amount outstanding on revolving credit facilities.
(5)Amount represents debt on land which is owned 34.8% by Vornado.
(6)On April 9, 2024, we completed a $75,000 refinancing of 435 Seventh Avenue. See page 3 for details.
(7)Excludes US Post Office lease for 492,000 square feet.
(8)Includes 962 Third Avenue (the Annex building to 150 East 58th Street) 50.0% ground leased through 2118**.
(9)On April 4, 2024, the joint venture amended and extended the $1,075,000 mortgage loan to September 2026, with options to fully extend to September 2028, subject to certain conditions. Additionally, on April 4, 2024, the joint venture amended and extended the $125,000 mezzanine loan, and subsequently repaid the loan for $62,500. See page 3 for details.
(10)75,000 square feet is leased from 666 Fifth Avenue Office Condominium.

OTHER SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
THE MART:
THE MART, Chicago									Motorola Mobility (guaranteed by Google), Avant LLC,
									ANGI Home Services, Inc, Paypal, Inc., ConAgra Foods Inc.,
									Allscripts Healthcare, Kellogg Company, IPG and affiliates*,
									Chicagoland Entrepreneurial Center, Holly Hunt Ltd.,
									Innovation Development Institute, Inc., Medline Industries, Inc,
-Office	100.0%	81.6%	$49.28	$85,800	2,104,000	2,104,000	—		Allstate Insurance Company, Steelcase, Baker Interiors Group, Ltd.

-Showroom/Trade show	100.0%	72.5%	57.78	60,900	1,472,000	1,472,000	—
-Retail	100.0%	64.3%	48.65	2,700	93,000	93,000	—
	100.0%	77.5%	52.43	149,400	3,669,000	3,669,000	—	$—

Other (2 properties)	50.0%	100.0%	50.43	1,000	19,000	19,000	—	27,236
Total THE MART, Chicago				150,400	3,688,000	3,688,000	—	27,236

Property to be Developed:
527 West Kinzie, Chicago	100.0%	—	—	—	—	—	—	—

Total THE MART		77.7%	$52.42	$150,400	3,688,000	3,688,000	—	$27,236

Vornado's Ownership Interest		77.6%	$52.43	$149,900	3,679,000	3,679,000	—	$13,618

555 California Street:
555 California Street	70.0%	98.7%	$96.01	$140,100	1,506,000	1,506,000	—	$1,200,000	Bank of America, N.A., Dodge & Cox, Goldman Sachs & Co.,
									Jones Day, Kirkland & Ellis LLP, Morgan Stanley & Co. Inc.,
									McKinsey & Company Inc., UBS Financial Services,
									KKR Financial, Microsoft Corporation,
									Fenwick & West LLP, Sidley Austin

315 Montgomery Street	70.0%	99.7%	85.51	19,800	236,000	236,000	—	—	Bank of America, N.A., Regus, Ripple Labs Inc., Blue Shield, Lending Home Corporation

345 Montgomery Street	70.0%	0.0%	—	—	78,000	78,000	—	—

Total 555 California Street		94.5%	$94.59	$159,900	1,820,000	1,820,000	—	$1,200,000

Vornado's Ownership Interest		94.5%	$94.59	$111,900	1,274,000	1,274,000	—	$840,000

________________________________
*    Lease not yet commenced.
**    Term assumes all renewal options exercised, if applicable.
(1)Weighted average escalated annual rent per square foot excludes ground rent, storage rent and garages.
(2)Represents monthly contractual base rent before free rent plus tenant reimbursements multiplied by 12. Annualized escalated rents at share include leases signed but not yet commenced in place of current tenants or vacancy in the same space. Includes rent from storage and other non-selling space and excludes rent from residential units.
(3)Represents the contractual debt obligations.

OTHER SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet				Encumbrances (non-GAAP) (in thousands)(4)	Major Tenants
Property					Total Property	In Service		Under Development or Not Available for Lease
						Owned by Company	Owned by Tenant(3)
OTHER:
Virginia:
Rosslyn Plaza
-Office - 4 buildings	46.2%	32.3%	$48.59		736,000	432,000	—	304,000		Nathan Associates
-Residential - 2 buildings (197 units)	43.7%	98.5%			253,000	253,000	—	—
	45.6%			$6,600	989,000	685,000	—	304,000	$25,000

Fashion Centre Mall / Washington Tower
-Office	7.5%	75.0%	57.12		170,000	170,000	—	—	42,300	The Rand Corporation
-Retail	7.5%	97.0%	37.49		868,000	868,000	—	—	412,700	Macy's, Nordstrom
	7.5%	93.4%	40.07	50,500	1,038,000	1,038,000	—	—	455,000

New Jersey:
Wayne Town Center, Wayne (ground leased through 2064)**	100.0%	100.0%	31.51	19,400	690,000	243,000	443,000	4,000	—	JCPenney, Costco, Dick's Sporting Goods,
										Nordstrom Rack, UFC FIT

Atlantic City (11.3 acres ground leased through 2070 to VICI Properties for a portion of the Borgata Hotel and Casino complex)	100.0%	100.0%	—	—	—	—	—	—	—	VICI Properties (ground lessee)

Maryland:
Annapolis (ground and building leased through 2042)**	100.0%	100.0%	11.70	1,500	128,000	128,000	—	—	—	The Home Depot

Total Other		84.2%	$40.57	$78,000	2,845,000	2,094,000	443,000	308,000	$480,000

Vornado's Ownership Interest		87.2%	$27.16	$27,760	1,346,000	759,000	443,000	144,000	$46,728
________________________________
**    Term assumes all renewal options exercised, if applicable.

(1)Weighted average escalated annual rent per square foot excludes ground rent, storage rent, garages and residential.
(2)Represents monthly contractual base rent before free rent plus tenant reimbursements multiplied by 12. Annualized escalated rents at share include leases signed but not yet commenced in place of current tenants or vacancy in the same space. Includes rent from storage and other non-selling space and excludes rent from residential units.
(3)Owned by tenant on land leased from the company.
(4)Represents the contractual debt obligations.

INVESTOR INFORMATION

Corporate Officers:
Steven Roth	Chairman of the Board and Chief Executive Officer
Michael J. Franco	President and Chief Financial Officer
Glen J. Weiss	Executive Vice President - Office Leasing - Co-Head of Real Estate
Barry S. Langer	Executive Vice President - Development - Co-Head of Real Estate
Haim Chera	Executive Vice President - Head of Retail
Thomas J. Sanelli	Executive Vice President - Finance and Chief Administrative Officer

RESEARCH COVERAGE

Camille Bonnel	Steve Sakwa	Vikram Malhotra
Bank of America/BofA Securities	Evercore ISI	Mizuho Securities (USA) Inc.
416-369-2140	212-446-9462	212-282-3827

Brendan Lynch	Caitlin Burrows/Julien Blouin	Ronald Kamdem
Barclays Capital	Goldman Sachs	Morgan Stanley
212-526-9428	212-902-4736/212-357-7297	212-296-8319

John P. Kim	Dylan Burzinski	Alexander Goldfarb/Connor Mitchell
BMO Capital Markets	Green Street Advisors	Piper Sandler
212-885-4115	949-640-8780	212-466-7937/203-861-7615

Michael Griffin	Anthony Paolone/Ray Zhong	Nicholas Yulico
Citi	JP Morgan	Scotia Capital (USA) Inc
212-816-5871	212-622-6682/212-622-5411	212-225-6904

Floris van Dijkum	Mark Streeter/Ian Snyder	Michael Lewis
Compass Point	JP Morgan Fixed Income	Truist Securities
646-757-2621	212-834-5086/212-834-3798	212-319-5659

Research Coverage - is provided as a service to interested parties and not as an endorsement of any report, or representation as to the accuracy of any information contained therein. Opinions, forecasts and other forward-looking statements expressed in analysts' reports are subject to change without notice.

APPENDIX
DEFINITIONS AND NON-GAAP RECONCILIATIONS

FINANCIAL SUPPLEMENT DEFINITIONS
The financial supplement includes various non-GAAP financial measures. Descriptions of these non-GAAP measures are provided below. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are provided on the following pages.
Net Operating Income ("NOI") at Share and NOI at Share - Cash Basis - NOI at share represents total revenues less operating expenses including our share of partially owned entities. NOI at share - cash basis represents NOI at share adjusted to exclude straight-line rental income and expense, amortization of acquired below and above market leases, accruals for ground rent resets yet to be determined, and other non-cash adjustments. We consider NOI at share - cash basis to be the primary non-GAAP financial measure for making decisions and assessing the unlevered performance of our segments as it relates to the total return on assets as opposed to the levered return on equity. As properties are bought and sold based on NOI at share - cash basis, we utilize this measure to make investment decisions as well as to compare the performance of our assets to that of our peers. NOI at share and NOI at share - cash basis should not be considered alternatives to net income or cash flow from operations and may not be comparable to similarly titled measures employed by other companies.
Same Store NOI at Share and Same Store NOI at Share - Cash Basis - Same store NOI at share represents NOI at share from operations which are in service in both the current and prior year reporting periods. Same store NOI at share - cash basis is same store NOI at share adjusted to exclude straight-line rental income and expense, amortization of acquired below and above market leases, accruals for ground rent resets yet to be determined, and other non-cash adjustments. We present these non-GAAP measures to (i) facilitate meaningful comparisons of the operational performance of our properties and segments, (ii) make decisions on whether to buy, sell or refinance properties, and (iii) compare the performance of our properties and segments to those of our peers. Same store NOI at share and same store NOI at share - cash basis should not be considered alternatives to net income or cash flow from operations and may not be comparable to similarly titled measures employed by other companies.
Funds From Operations ("FFO") - FFO is computed in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT"). NAREIT defines FFO as GAAP net income or loss adjusted to exclude net gains from sales of certain real estate assets, impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity, depreciation and amortization expense from real estate assets and other specified items, including the pro rata share of such adjustments of unconsolidated subsidiaries. FFO and FFO per diluted share are non-GAAP financial measures used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers because it excludes the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. FFO does not represent cash generated from operating activities and is not necessarily indicative of cash available to fund cash requirements and should not be considered as an alternative to net income as a performance measure or cash flow as a liquidity measure. FFO may not be comparable to similarly titled measures employed by other companies.
Funds Available For Distribution ("FAD") - FAD is defined as FFO less (i) cash basis recurring tenant improvements, leasing commissions and capital expenditures, (ii) straight-line rents and amortization of acquired below-market leases, net, and (iii) other non-cash income, plus (iv) other non-cash charges. FAD is a non-GAAP financial measure that is not intended to represent cash flow and is not indicative of cash flow provided by operating activities as determined in accordance with GAAP. FAD is presented solely as a supplemental disclosure that management believes provides useful information regarding the Company's ability to fund its dividends.
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate ("EBITDAre") - EBITDAre (i.e., EBITDA for real estate companies) is a non-GAAP financial measure established by NAREIT, which may not be comparable to EBITDA reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition. NAREIT defines EBITDAre as GAAP net income or loss, plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property including losses and gains on change of control, plus impairment write-downs of depreciated property and of investments in unconsolidated entities caused by a decrease in value of depreciated property in the joint venture, plus adjustments to reflect the entity's share of EBITDA of unconsolidated entities. The Company has included EBITDAre because it is a performance measure used by other REITs and therefore may provide useful information to investors in comparing Vornado's performance to that of other REITs.
- i -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET (LOSS) INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS TO FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS (unaudited)
(Amounts in thousands, except per share amounts)
	For the Three Months Ended
	March 31,		December 31, 2023
	2024	2023
Reconciliation of net (loss) income attributable to common shareholders to FFO attributable to common shareholders plus assumed conversions (non-GAAP):
Net (loss) income attributable to common shareholders	$(9,034)	$5,168	$(61,013)
Per diluted share	$(0.05)	$0.03	$(0.32)

FFO adjustments:
Depreciation and amortization of real property	$96,783	$94,792	$98,085
Real estate impairment losses	—	—	22,206
Our share of partially owned entities:
Depreciation and amortization of real property	26,163	27,469	27,188
Real estate impairment losses	—	—	50,458
	122,946	122,261	197,937
Noncontrolling interests' share of above adjustments	(10,171)	(8,746)	(16,207)
FFO adjustments, net	$112,775	$113,515	$181,730

FFO attributable to common shareholders (non-GAAP)	$103,741	$118,683	$120,717
Impact of assumed conversion of dilutive convertible securities	388	400	388
FFO attributable to common shareholders plus assumed conversions (non-GAAP)	104,129	119,083	121,105
Add back of FFO allocated to noncontrolling interests of the Operating Partnership	9,356	9,146	10,766
FFO attributable to Class A unitholders (non-GAAP)	$113,485	$128,229	$131,871
FFO per diluted share (non-GAAP)	$0.53	$0.61	$0.62
- ii -

NON-GAAP RECONCILIATIONS RECONCILIATION OF FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS TO FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS, AS ADJUSTED (unaudited)
(Amounts in thousands, except per share amounts)
	For the Three Months Ended
	March 31,		December 31, 2023
	2024	2023
FFO attributable to common shareholders plus assumed conversions (non-GAAP)	$104,129	$119,083	$121,105
Per diluted share (non-GAAP)	$0.53	$0.61	$0.62

Certain expense (income) items that impact FFO attributable to common shareholders plus assumed conversions:
Deferred tax liability on our investment in the Farley Building (held through a taxable REIT subsidiary)	$4,134	$2,875	$3,526
After-tax net gain on sale of 220 CPS condominium units and ancillary amenities	—	(6,173)	(5,786)
Other	1,009	288	5,100
	5,143	(3,010)	2,840
Noncontrolling interests' share of above adjustments	(425)	215	(194)
Total of certain expense (income) items that impact FFO attributable to common shareholders plus assumed conversions, net	$4,718	$(2,795)	$2,646

FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP)	$108,847	$116,288	$123,751
Per diluted share (non-GAAP)	$0.55	$0.60	$0.63

- iii -

NON-GAAP RECONCILIATIONS RECONCILIATION OF FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS TO FAD (unaudited)
(Amounts in thousands)
		For the Three Months Ended
		March 31,			December 31, 2023
		2024		2023
FFO attributable to common shareholders, plus assumed conversions	(A)	$104,129		$119,083	$121,105

Adjustments to arrive at FAD (at Vornado's share):
Certain items that impact FAD		5,143		(3,010)	2,840
Recurring tenant improvements, leasing commissions and other capital expenditures		(39,633)		(60,601)	(74,181)
Stock-based compensation expense		7,519		11,714	9,954
Amortization of debt issuance costs and other non-cash interest expense		17,388		8,840	13,881
Personal property depreciation		1,428		1,231	1,412
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other		(1,511)		5,052	121
Noncontrolling interests in the Operating Partnership's share of above adjustments		800		2,541	3,133
FAD adjustments, net	(B)	(8,866)		(34,233)	(42,840)

FAD (non-GAAP)	(A+B)	$95,263		$84,850	$78,265

FAD payout ratio (1)		N/A	(2)	85.2%	75.0%
________________________________
(1)FAD payout ratios on a quarterly basis are not necessarily indicative of amounts for the full year due to fluctuation in timing of cash expenditures, the commencement of new leases and the seasonality of our operations.
(2)We anticipate that we will pay a common share dividend for 2024 in the fourth quarter, subject to approval by our Board of Trustees.
- iv -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET (LOSS) INCOME TO NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS (unaudited)
(Amounts in thousands)

	For the Three Months Ended
	March 31,		December 31, 2023
	2024	2023
Net (loss) income	$(6,273)	$11,198	$(100,613)
Depreciation and amortization expense	108,659	106,565	110,197
General and administrative expense	37,897	41,595	46,040
Transaction related costs, impairment losses and other	653	658	49,190
(Income) loss from partially owned entities	(16,279)	(16,666)	33,518
Interest and other investment income, net	(11,724)	(9,584)	(5,833)
Interest and debt expense	90,478	86,237	87,695
Net gains on disposition of wholly owned and partially owned assets	—	(7,520)	(6,607)
Income tax expense	6,740	4,667	8,374
NOI from partially owned entities	70,369	68,097	74,819
NOI attributable to noncontrolling interests in consolidated subsidiaries	(11,396)	(11,764)	(9,684)
NOI at share	269,124	273,483	287,096
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	(1,511)	5,052	121
NOI at share - cash basis	$267,613	$278,535	$287,217
- v -

NON-GAAP RECONCILIATIONS COMPONENTS OF NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS (unaudited)
(Amounts in thousands)

	For the Three Months Ended March 31,
	Total Revenues		Operating Expenses		NOI		Non-cash Adjustments(1)		NOI - cash basis
	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023
New York	$358,234	$363,814	$(188,278)	$(188,321)	$169,956	$175,493	$1,271	$9,796	$171,227	$185,289
Other	78,141	82,109	(37,946)	(40,452)	40,195	41,657	870	92	41,065	41,749
Consolidated total	436,375	445,923	(226,224)	(228,773)	210,151	217,150	2,141	9,888	212,292	227,038
Noncontrolling interests' share in consolidated subsidiaries	(53,167)	(56,815)	41,771	45,051	(11,396)	(11,764)	(5,138)	(5,614)	(16,534)	(17,378)
Our share of partially owned entities	120,742	115,526	(50,373)	(47,429)	70,369	68,097	1,486	778	71,855	68,875
Vornado's share	$503,950	$504,634	$(234,826)	$(231,151)	$269,124	$273,483	$(1,511)	$5,052	$267,613	$278,535

	For the Three Months Ended December 31, 2023
	Total Revenues	Operating Expenses	NOI	Non-cash Adjustments(1)	NOI - cash basis
New York	$361,105	$(182,600)	$178,505	$1,125	$179,630
Other	80,781	(37,325)	43,456	1,035	44,491
Consolidated total	441,886	(219,925)	221,961	2,160	224,121
Noncontrolling interests' share in consolidated subsidiaries	(56,232)	46,548	(9,684)	(5,846)	(15,530)
Our share of partially owned entities	125,846	(51,027)	74,819	3,807	78,626
Vornado's share	$511,500	$(224,404)	$287,096	$121	$287,217
________________________________
(1)Includes adjustments for straight-line rents, amortization of acquired below-market leases, net and other.

- vi -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE TO SAME STORE NOI AT SHARE FOR THE THREE MONTHS ENDED MARCH 31, 2024 COMPARED TO MARCH 31, 2023 (unaudited)
(Amounts in thousands)

	Total	New York	THE MART	555 California Street	Other
NOI at share for the three months ended March 31, 2024	$269,124	$233,129	$14,486	$16,529	$4,980
Less NOI at share from:
Development properties	(7,958)	(7,958)	—	—	—
Other non-same store income, net	(6,045)	(1,058)	(7)	—	(4,980)
Same store NOI at share for the three months ended March 31, 2024	$255,121	$224,113	$14,479	$16,529	$—

NOI at share for the three months ended March 31, 2023	$273,483	$235,994	$15,409	$16,929	$5,151
Less NOI at share from:
Dispositions	114	(570)	684	—	—
Development properties	(4,331)	(4,331)	—	—	—
Other non-same store (income) expense, net	(1,414)	3,737	—	—	(5,151)
Same store NOI at share for the three months ended March 31, 2023	$267,852	$234,830	$16,093	$16,929	$—

Decrease in same store NOI at share	$(12,731)	$(10,717)	$(1,614)	$(400)	$—

% decrease in same store NOI at share	(4.8)%	(4.6)%	(10.0)%	(2.4)%	0.0%
- vii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE - CASH BASIS TO SAME STORE NOI AT SHARE - CASH BASIS FOR THE THREE MONTHS ENDED MARCH 31, 2024 COMPARED TO MARCH 31, 2023 (unaudited)
(Amounts in thousands)

	Total	New York	THE MART	555 California Street	Other
NOI at share - cash basis for the three months ended March 31, 2024	$267,613	$230,794	$14,949	$16,938	$4,932
Less NOI at share - cash basis from:
Development properties	(5,970)	(5,970)	—	—	—
Other non-same store income, net	(6,602)	(1,663)	(7)	—	(4,932)
Same store NOI at share - cash basis for the three months ended March 31, 2024	$255,041	$223,161	$14,942	$16,938	$—

NOI at share - cash basis for the three months ended March 31, 2023	$278,535	$241,027	$14,675	$17,718	$5,115
Less NOI at share - cash basis from:
Dispositions	47	(728)	775	—	—
Development properties	(4,146)	(4,146)	—	—	—
Other non-same store income, net	(6,069)	(954)	—	—	(5,115)
Same store NOI at share - cash basis for the three months ended March 31, 2023	$268,367	$235,199	$15,450	$17,718	$—

Decrease in same store NOI at share - cash basis	$(13,326)	$(12,038)	$(508)	$(780)	$—

% decrease in same store NOI at share - cash basis	(5.0)%	(5.1)%	(3.3)%	(4.4)%	0.0%
- viii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE TO SAME STORE NOI AT SHARE FOR THE THREE MONTHS ENDED MARCH 31, 2024 COMPARED TO DECEMBER 31, 2023 (unaudited)
(Amounts in thousands)

	Total	New York	THE MART	555 California Street	Other
NOI at share for the three months ended March 31, 2024	$269,124	$233,129	$14,486	$16,529	$4,980
Less NOI at share from:
Development properties	(7,958)	(7,958)	—	—	—
Other non-same store income, net	(5,685)	(698)	(7)	—	(4,980)
Same store NOI at share for the three months ended March 31, 2024	$255,481	$224,473	$14,479	$16,529	$—

NOI at share for the three months ended December 31, 2023	$287,096	$247,575	$14,516	$18,125	$6,880
Less NOI at share from:
Development properties	(6,833)	(6,833)	—	—	—
Other non-same store (income) expense, net	(7,089)	(219)	10	—	(6,880)
Same store NOI at share for the three months ended December 31, 2023	$273,174	$240,523	$14,526	$18,125	$—

Decrease in same store NOI at share	$(17,693)	$(16,050)	$(47)	$(1,596)	$—

% decrease in same store NOI at share	(6.5)%	(6.7)%	(0.3)%	(8.8)%	0.0%
- ix -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE - CASH BASIS TO SAME STORE NOI AT SHARE - CASH BASIS FOR THE THREE MONTHS ENDED MARCH 31, 2024 COMPARED TO DECEMBER 31, 2023 (unaudited)
(Amounts in thousands)

	Total	New York	THE MART	555 California Street	Other
NOI at share - cash basis for the three months ended March 31, 2024	$267,613	$230,794	$14,949	$16,938	$4,932
Less NOI at share - cash basis from:
Development properties	(5,970)	(5,970)	—	—	—
Other non-same store income, net	(6,241)	(1,302)	(7)	—	(4,932)
Same store NOI at share - cash basis for the three months ended March 31, 2024	$255,402	$223,522	$14,942	$16,938	$—

NOI at share - cash basis for the three months ended December 31, 2023	$287,217	$246,429	$15,511	$18,265	$7,012
Less NOI at share - cash basis from:
Development properties	(6,011)	(6,011)	—	—	—
Other non-same store (income) expense, net	(8,568)	(1,566)	10	—	(7,012)
Same store NOI at share - cash basis for the three months ended December 31, 2023	$272,638	$238,852	$15,521	$18,265	$—

Decrease in same store NOI at share - cash basis	$(17,236)	$(15,330)	$(579)	$(1,327)	$—

% decrease in same store NOI at share - cash basis	(6.3)%	(6.4)%	(3.7)%	(7.3)%	0.0%
- x -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF CONSOLIDATED DEBT, NET TO CONSOLIDATED CONTRACTUAL DEBT (unaudited)
(Amounts in thousands)

	As of March 31, 2024
	Consolidated Debt, Net	Deferred Financing Costs, Net and Other	Consolidated Contractual Debt
Mortgages payable	$5,690,639	$38,976	$5,729,615
Senior unsecured notes	1,194,383	5,617	1,200,000
$800 Million unsecured term loan	794,906	5,094	800,000
$2.5 Billion unsecured revolving credit facilities	575,000	—	575,000
	$8,254,928	$49,687	$8,304,615
- xi -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET (LOSS) INCOME TO EBITDAre (unaudited)
(Amounts in thousands)

	For the Three Months Ended
	March 31,		December 31, 2023
	2024	2023
Reconciliation of net (loss) income to EBITDAre (non-GAAP):
Net (loss) income	$(6,273)	$11,198	$(100,613)
Less net loss attributable to noncontrolling interests in consolidated subsidiaries	11,982	9,928	49,717
Net income (loss) attributable to the Operating Partnership	5,709	21,126	(50,896)
EBITDAre adjustments at share:
Depreciation and amortization expense	124,374	123,492	126,685
Interest and debt expense	117,340	111,117	114,727
Income tax expense	7,426	4,954	8,589
Real estate impairment losses	—	—	72,664
EBITDAre at share	254,849	260,689	271,769
EBITDAre attributable to noncontrolling interests in consolidated subsidiaries	12,076	12,186	(3,157)
EBITDAre (non-GAAP)	$266,925	$272,875	$268,612
- xii -

NON-GAAP RECONCILIATIONS RECONCILIATION OF EBITDAre TO EBITDAre, AS ADJUSTED (unaudited)
(Amounts in thousands)
	For the Three Months Ended
	March 31,		December 31, 2023
	2024	2023
EBITDAre (non-GAAP)	$266,925	$272,875	$268,612

EBITDAre attributable to noncontrolling interests in consolidated subsidiaries	(12,076)	(12,186)	3,157

Certain expense (income) items that impact EBITDAre:
Gain on sale of 220 CPS condominium units and ancillary amenities	—	(7,520)	(6,607)
Other	1,009	946	2,915
Total of certain expense (income) items that impact EBITDAre	1,009	(6,574)	(3,692)

EBITDAre, as adjusted (non-GAAP)	$255,858	$254,115	$268,077

- xiii -